EXHIBIT 99.B
elpaso
                                   Production Update
-----------------------------------------------------------
                                   February 2004

Cautionary Statement Regarding Forward-looking Statements ----------------------------------------------------------ep---
This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to implement and achieve our objectives in the long-range plan; the successful implementation of the settlement related to the western energy crisis; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain assets; changes in commodity prices for oil, natural gas, and power; changes in interest and exchange rates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; changes in reserves estimates based upon internal and third party reserve analyses; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; the uncertainties associated with the outcome of governmental investigations; the outcome of pending litigation including shareholder derivative and class actions; political and currency risks associated with international operations of the company and its affiliates, especially due to the instability in Brazil and economic conditions in Mexico; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's
(and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Long-Range Plan: Keys to Success
----------------------------------------------------------ep---

  *    Streamline organization
       -  Achieve additional $150 MM of cost savings
  *    Sell $3.3 billion-$3.9 billion of assets
  *    Turn around production company
  *    Continue growth of pipeline group
  *    Implement new compensation plan

Fit for Purpose Organization
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[Black]     Long Term
[Yellow]   Medium Term
[White]     Short Term


                        EPC
                Holding  Company
               ------------------


Unregulated Businesses                      Regulated Businesses
-----------------------                     ---------------------
Production and Processing [black]            Southern Pipelines [black]
Marketing and Trading  [black]                (SNG, 50% Cirus)
Brazilian Integrated Business [black]       Western Pipelines [black]
EPD/GTM Interest [black]                      (EPNG, CIG, WIC, Mojave)
Asian Power [yellow]                        Eastern Pipelines [black]
Global Networks [yellow]                      (TGP, ANR, Great Lakes)
Domestic, European, and
   C. America Power [yellow]                   Mexico JV Operations [black]
Discontinued Operations [white]

Asset Sales Update
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  *    Closed a number of transactions since December 1, 2003
       - Step 1 in GTM/Enterprise transaction, including receipt of $333 MM cash (net)
       - Completed Eagle Point refinery sale, including receipt of $246 MM cash
       -  Remaining $70 MM payment received in Linden sale
  *    Announced sale of 25 domestic contracted power assets
       -  $746 MM cash proceeds
       -  $174 MM non-cash debt reduction
  *    Announced sale of Aruba refinery for $640 MM
       - $265 MM net proceeds after payment of $370 MM lease and closing costs
  *    Announced sale of Canadian E&P assets for $346 MM

Production Goals
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  *    New leadership
  *    Touch bottom
  *    Lengthen reserve/production
  *    Reduce natural declines
  *    Capital discipline and execution
  *    Regain credibility

Process Overview
----------------------------------------------------------ep---

  * Announced in third quarter 2003 10-Q that we switched to Ryder Scott Co. L.P. as our primary reservoir engineer
  * Provided further update in Long-Range Plan presentation on December 15, 2003
     -  Likely negative impact given production performance
     -  Lower capital program in 2004 and beyond
     -  Higher DD&A rate expected in 2004
  * Announced an expected material negative reserve revision for 2003 on February 2, 2004
  * Ryder Scott issued independent reserve audit letter on February 13, 2004

Proved Reserve Inventory
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                                                     Bcfe


                                 El Paso
                   El Paso       Production
                 Corporation    Holding Co.     El Paso CGP
---------------------------------------------------------------
January 1, 2003     5,233          2,824           2,286


Production           (427)          (226)           (194)
Sales/Purchases      (799)          (424)           (267)
Additions             452            232             220
Revisions          (1,824)          (865)           (951)

December 31, 2003   2,635          1,541           1,094

% Developed            66%            65%             68%

   Proved Reserves by Area
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                                                   Bcfe

                         As of December 31, 2003
                   ---------------------------------------------
                                 El Paso
                     El Paso    Production
                   Corporation  Holding Co.   El Paso CGP
---------------------------------------------------------
Gulf of Mexico       440           257            183
Central*             451           363             88
Texas Onshore        624            86            538
Coalbed Methane      836           835              1
                  ------------------------------------
    Domestic       2,351         1,541            810
International        284           --             284
                  ------------------------------------
     Total         2,635         1,541          1,094
                  ====================================
Average Daily
Production
 January 2004
 (MMcfe/d)           960           510            450

*Includes North Louisiana and Rocky Mountains

  Revisions by Area
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  *   South Texas (-803 Bcfe)
      - Expected reserves from the tighter pay sections and offset drainage in the higher perm sections revised based upon production performance
      - Expected reserves from PUD locations revised based upon drilling of PUD locations during 2003
      - Expected reserves from PUD locations also revised due to offset performance, depletion concerns and revised volumetric estimates
  *   CBM (-511 Bcfe)
      - Reserves originally booked on 160 acre volumetrics revised based upon production performance
      - Potential down-spacing to 80 acres is booked as probable due to lack of contractual and regulatory approvals
      - Expected reserves from PUD locations adjusted based on offset performance

  Revisions by Area
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  *    GOM (-392 Bcfe)
       - Expected reserves from producing properties revised based upon mechanical failure, performance and reprocessed seismic and geologic interpretations
       - PDNP and PUD reserves were reclassified to probable based upon revised interpretations
  *    Brazil (-37 Bcfe)
       - Lack of gas contract in Camamu basin resulted in recategorization to probable
  * This is a preliminary review of some of the reasons for the revisions by area. The completion of these reviews may cause modifications or additions to the reasons for the revisions

Next Steps
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  *    Complete production company reorganization
  *    Complete capital review process
       -   Review economics and drilling inventory for each region
       -   Reallocate capital if appropriate
  * Provide thorough review of the business plan for the Production Company in 2Q 2004

Financial Impact
----------------------------------------------------------ep---
  * Estimated 2003 year-end pre-tax ceiling test charge
     (assuming all impact at 12/31/03)*
     -   El Paso Corp.: approximately $1 billion
     -   El Paso CGP: approximately $1 billion
     -   El Paso Production Holdings: no charge
  * Expected UOP DD&A rates (assuming all impact at
    12/31/03): ($/Mcfe)

                      4th Qtr.   1st Qtr.
                       2003       2004
     ------------------------------------
     El Paso Corp.     $3.04      $2.68
     EPPH              $2.14      $2.11
     EP CGP            $3.93      $2.91

*Based on approximately $6.00 per MMBtu Henry Hub price at 12/31/2003; sensitivity to El Paso Corp. is approximately a $1.5 billion incremental charge for a $1.00/MMBtu reduction in natural gas prices

Investor Drilling Program Update
----------------------------------------------------------ep---
  *    October 2003: EP announced a $500 MM drilling venture
  *    Program is split into 2 packages:
       -   $230 MM 42 well program (EPCGP)
       -   $270 MM 82 well program (EPPH)
  *    Progress to date:

                      EPCGP       EPPH
     ----------------------------------
     Wells             19         31
     Capital ($MM)     $134       $146
     Returns           Low        Adequate

  * Due to less than expected results of the EPCGP program, one of the third-party investors terminated its participation and capital spending will now be focused on the EPPH program
  * EP is evaluating the next steps for the EPCGP program

Asset Sales Update
----------------------------------------------------------ep---

  * Announced sale of Canadian assets to BG Group
    -  $346 MM sales price
    -  115 Bcfe 2003 year-end net reserves
    -  January average net production of 57 MMcfe/d
    -  Expect closing in March
  *  Other sales under way
    -  Indonesia and miscellaneous international
    -  Strategic partner for Brazil

2004 Production Target Ranges
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                                                MMcfe/d


                                          SEC
                                        Year-end
                                          2003
                               High     Reserves      Low
---------------------------------------------------------
Beginning 2004 production
rate(1)                           860                  860
Annual PDP decline 25%-40%     (110)                 (180)
Production before new
development                     750     715(2)        680
New development from $850MM
capital                         200                   170
Production target ranges        950                   850


1   Assumed to be net of Canadian and other planned property
    sales
2   Contribution from EPPH of 430 MMcfe/d

Key Metrics
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Metric                           LRP 2004      Update 2004
---------------------------------------------------------------
Pipeline
     EBIT growth              (2)%-2%          (2)%-2%
Production
     Volumes (MMcfe/d)        850-950          850-950
     DD&A rate ($/MMcfe)      $1.85-$2.10      $1.85-$2.70
     Cash costs ($/MMcfe)     $0.95-$1.10      $0.95-$1.10

Power
     EBIT growth              0%-5%            0%-5%
     Cash recovery through
       cash flow
       and financing           $250 MM          $250 MM
Marketing
    EBIT contribution      $(150)-$(75)MM     $(150)-$(75)MM

SUMMARY
----------------------------------------------------------ep---
We are still on plan to achieve 2006 goals

  *    Focused on pipelines and production
  * Will sell defined assets, reduce costs, improve results from production company, invest capital effectively
  * Target about $1 per share by 2006, net debt of approximately $15 billion
  *    Goals are attainable
  *    Most keys to success within our control
  * Good progress to date on asset sales and debt reduction

El Paso

                                        Production Update
-----------------------------------------------------------------
                                        February 2004